SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2005

IHOP CORP.

(Exact name of registrant as specified in its charter)

Delaware

001-15283

95-3038279

(State or other jurisdiction of incorporation or organization)	(Commision File Number)	(I.R.S. Employer Identification No.)

450 North Brand, Glendale, California

91203-2306

(Address of principal executive offices)		(Zip Code)

(818) 240-6055
Registrant’s telephone number, including area code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On January 26, 2005 IHOP Corp. issued a press release announcing its 2005 performance guidance. A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Also on January 26, 2005, IHOP Corp. held a conference call to discuss its 2005 performance guidance. A copy of the 2005 guidance call script is attached as Exhibit 99.2, and incorporated herein by reference.

The 2005 guidance call script accompanying management’s discussion during the conference call include references to the non-GAAP financial measures “discretionary cash before dividend pay out and share buyback” (herein referred to as “Cash Flow”) and “free cash flow.”  The Company defines Cash Flow for a given period as cash provided by operating activities for such period, plus principal receipts from notes and equipment contracts receivable, less repayment of long-term debt principal and capital lease obligations less capital expenditures for such period. The Company defines “free cash flow” for a given period as cash provided by operating activities for such period, less capital expenditures for such period.  Management utilizes Cash Flow as a measure of operating efficiency to determine the amount of cash remaining for general corporate and strategic purposes.  Management believes this information is helpful to investors to determine the Company’s cash available for these purposes.  Cash Flow for any given period may be affected by a variety of factors, including but not limited to, changes in assets and liabilities and the timing of purchases and payments.  Cash Flow is a supplemental non-GAAP measure and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles.

The following table reconciles the Company’s guidance with respect to Cash Flow for the year ending December 31, 2005, to the Company’s projected cash provided by operating activities for the year ending December 31, 2005:

Year Ending December 31, 2005
(dollars in thousands)

Cash flows from operating activities	$55,000 - $65,000
Principal receipts from notes and equipment contract receivable	15,000 - 20,000
Repayment of long-term debt principal and capital lease obligations	(9,000) - (9,000)
Capital expenditures	(13,000) - (11,000)
Cash flow	$48,000 - $65,000

The following table reconciles the Company’s guidance with respect to free cash flow for the year ending December 31, 2005, to the Company’s projected cash flow provided by operating activities for the year ending December 31, 2005:

Year Ending December 31, 2005
(dollars in thousands)

Cash flows from operating activities	$55,000 - $65,000
Capital expenditures	(13,000) - (11,000)
Free cash flow	$42,000 $54,000

In addition, we issued guidance on the potential impact to 2005 earning of the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 123(R).  We believe that the impact to 2005 earnings will range from $1.0 to $1.5 million on an after tax basis.  The expense range of $1.0 to $1.5 million would only be for the third and fourth quarters of 2005 since we plan on adopting SFAS No. 123(R) as required beginning with the third quarter of 2005.

Exhibits

Exhibit Number	Description

99.1	Press release of Registrant, dated January 26, 2005.
99.2	2005 Guidance call script for conference call held on January 26, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP CORP.
Date: January 27, 2005	By:	/s/ THOMAS CONFORTI
Thomas Conforti
Chief Financial Officer ( Principal Financial Officer )

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

99.1	Press release of Registrant, dated January 26, 2005.

99.2	2005 Guidance Call Script for conference call held on January 26, 2005.